Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
10. Income Taxes
A reconciliation of income tax expense (benefit) at the statutory federal income tax rate and income taxes as reflected in the consolidated financial statements is as follows:

	DECEMBER 31,
	2018	2019
Federal income tax benefit at statutory rate	21.0%	21.0%
State income tax, net of federal benefit	6.3	6.1
Permanent differences	0.2	(0.3)
Research and development credit benefit	3.4	5.1
Change in valuation allowance	(30.9)	(31.9)

Effective income tax rate	—%	—%

The Company had a net loss for 2018 and 2019 and no income tax benefit has been recorded due to the full valuation allowance. The components of the Company’s deferred taxes at December 31, 2018 and 2019 are as follows (in thousands):

	DECEMBER 31,
	2018	2019
Deferred tax assets:
Net operating loss carryforwards (federal and state)	$9,864	$18,070
Tax credits (federal and state)	1,630	3,129
Accrued expenses and other liabilities	164	156
Capitalized research and development expenditures	835	835
Accrued landlord incentive	537	430
Stock based compensation	—	88

	13,030	22,708
Valuation allowance	(12,417)	(22,201)

Deferred tax liabilities:
Fixed assets	(613)	(507)

	(613)	(507)

Net deferred tax assets	$—	$—

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets for each period presented. The valuation allowance was $12.4 million as of December 31, 2018 and $22.2 million as of December 31, 2019. The increase in the valuation allowance of approximately $9.8 million in 2019 was primarily a result of operating losses generated with no corresponding financial statement benefit.
As of December 31, 2019, the Company had net operating loss carryforwards (“NOLs”) for federal income tax purposes of $66.4 million, of which $18.1 million will begin to expire in 2035, and approximately $48.3 million can be carried forward indefinitely. The Company also has $65.3 million of state net operating losses which expire at various dates through 2039. As of December 31, 2019, the Company also had available research and development tax credit carryforwards for federal and state income tax purposes of $2.3 million and $1.1 million, respectively, which begin to expire in 2035 and 2030, respectively. Utilization of the NOL carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the NOL carryforwards or research and development tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL carryforwards or research and development tax credit carryforwards before utilization. Further, until a study is completed, and any limitation is known, no adjustments have been reflected in the deferred tax asset for NOLs.

For the year ended December 31, 2019, the Company generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.
The Company had no unrecognized tax benefits or related interest and penalties for the years ended December 31, 2018 and 2019.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending income tax examinations. The Company’s tax years are still open under statute from the year of formation to the present. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision.
The Company set up a Massachusetts securities corporation in 2019. The securities corporation is taxed on its investment income at the rate of 1.32%. The securities corporation was not material to the 2019 tax provision.